Schedule for Fixed Income Securities Based on Contractual Maturities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Amortized cost
Due in one year or less	$ 267,448
Due after one year through five years	1,319,253
Due after five years through ten years	1,743,228
Due after ten years	1,332,070
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Amortized Cost Basis, Total	4,661,999
RMBS, CMBS and ABS	297,542
Total	4,959,541	5,225,701
Fair value
Due in one year or less	270,688
Due after one year through five years	1,458,028
Due after five years through ten years	1,849,584
Due after ten years	1,604,930
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Total	5,183,230
RMBS, CMBS and ABS	307,817
Fair value	$ 5,491,047	$ 5,602,738